UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2013

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	Identification No.)

11605 N. Community House Road, Suite 600, Charlotte, NC 28277

(Address of principal executive offices)

704-501-1100

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFS 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company’s 2013 Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 8, 2013.  At the Annual Meeting, the election of three directors was approved as follows:

Director	For	Against	Withheld	Non-Vote

Robin J. Adams	68,765,058	1,404,936	157,012	3,982,935

Robin S. Callahan	68,564,423	1,605,682	156,901	3,982,935

David A. Roberts	67,802,980	2,374,726	149,300	3,982,935

At the Annual Meeting, the Company’s shareholders approved the compensation of the Company’s named executives.  The final results of this advisory vote were as follows:

For	Against	Abstain	Non-Votes

68,178,616	1,760,825	387,565	3,982,935

Finally, at the Annual Meeting, the Company’s shareholders approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year as follows:

For	Against	Abstain

73,512,651	640,938	156,352

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 2013	CARLISLE COMPANIES INCORPORATED

	By:	/s/ Steven J. Ford
Steven J. Ford, Vice President
and Chief Financial Officer